Exhibit 99.1
SEE Announces Cash Tender Offer For
Any and All 4.500% Senior Notes Due 2023

CHARLOTTE, N.C., January 17, 2023 — Sealed Air Corporation (“Sealed Air”) (NYSE: SEE) today announced that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.500% Senior Notes due 2023 (the “Notes”). A comprehensive description of the terms of the Tender Offer is included in Sealed Air’s Offer to Purchase, dated January 17, 2023 (the “Offer to Purchase”), and the related Notice of Guaranteed Delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Offer Documents”).
The following table summarizes the material pricing terms of the Tender Offer, which is being made upon, and is subject to, the terms and conditions set forth in the Offer Documents.

Title of Security	Common Codes/ISINs	Principal Amount Outstanding	Reference Security	Bloomberg Reference Page	Fixed Spread
4.500% Senior Notes due 2023	124779596 / XS1247795963 (Rule 144A), 124779618 / XS1247796185 (Regulation S)	€400,000,000	2.00% DBR due August 15, 2023	FIT GE0-1	50 bps

The Tender Offer will expire at 5:00 p.m., New York City time, on January 27, 2023, unless extended or earlier terminated by Sealed Air (the “Expiration Date”). No tenders submitted after the Expiration Date will be valid. Tenders of Notes may be withdrawn any time at or prior to 5:00 p.m., New York City time, on January 27, 2023, by following the procedures described in the Offer to Purchase.
The consideration (the “Total Consideration”) offered for each €1,000 principal amount of the Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the fixed spread for the Notes specified in the table above plus the yield to maturity based on the bid-side price of the Reference Security specified in the table above, as quoted on the Bloomberg Bond Trader FIT GE0-1 page as of 2:00 p.m., New York City time, on January 27, 2023, unless extended or earlier terminated by Sealed Air. In addition to the Total Consideration, Sealed Air will also pay accrued and unpaid interest on Notes purchased up to, but not including, the settlement date (as defined below). The settlement date for Notes validly tendered and not validly withdrawn and accepted for purchase and delivered at or prior to the Expiration Date or delivered pursuant to the guaranteed delivery procedures described in the Offer to Purchase is expected to be February 1, 2023, three business days after the Expiration Date (the "Settlement Date").
Holders must validly tender (and not validly withdraw) their Notes at or prior to the Expiration Date, or deliver a properly completed and duly executed Notice of Guaranteed Delivery for their Notes at or prior to the Expiration Date, and tender their Notes at or prior to the Guaranteed Delivery Date (as defined in the Offer to Purchase), in accordance with the instructions set forth in the Offer to Purchase, in order to be eligible to receive the Total Consideration. In addition, holders whose Notes are accepted for purchase in the Tender Offer will receive accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date.
Sealed Air’s obligation to accept for purchase and to pay for the Notes validly tendered and not validly withdrawn pursuant to the Tender Offer is subject to the satisfaction or waiver of certain conditions, which are more fully described in the Offer to Purchase, including, among others, Sealed Air and Sealed Air Corporation (US) completing the offering and sale of new debt securities (the “New Notes Offering”) on terms acceptable to Sealed Air.
The Tender Offer does not constitute an offer to sell or a solicitation of an offer to buy any securities or other financial instruments that may be issued or otherwise incurred in connection with the New Notes Offering. Sealed Air reserves the right, subject to applicable law, in its sole discretion, to: (i) waive any and all conditions to the Tender Offer at any time and from time to time; (ii) extend or terminate the Tender

Exhibit 99.1
Offer; or (iii) otherwise amend the Tender Offer in any respect. Sealed Air is not soliciting consents from holders of securities in connection with the Tender Offer.
Nothing contained in the Offer to Purchase will prevent the Company from exercising its rights to redeem, defease or satisfy or otherwise discharge its obligations with respect to all or a portion of Notes by depositing cash or securities with the trustee in accordance with the indenture governing the Notes.
Sealed Air has retained Goldman Sachs & Co. LLC to act as exclusive Dealer Manager. Global Bondholder Services Corporation has been retained to serve as both the depositary and the information agent (the “Depositary and Information Agent”) for the Tender Offer. For additional information regarding the terms of the Tender Offer, please contact: Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 902-5962 (collect). Requests for copies of the Offer to Purchase and other related materials should be directed to Global Bondholder Services Corporation at contact@gbsc-usa.com (email), 1-855-654-2014 (U.S. Toll Free), 1-212-430-3774 (Banks and Brokers).
This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to sell with respect to any Notes nor is this announcement an offer to sell or a solicitation of an offer to purchase new debt securities. The Tender Offer is being made solely pursuant to the Offer Documents, which set forth the complete terms and conditions of the Tender Offer. The Tender Offer is not being made to, nor will Sealed Air accept tenders of Notes from, holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
None of Sealed Air, its affiliates, their respective board of directors, the Dealer Manager, the trustee of the Notes or the Depositary and Information Agent makes any recommendation to any holder of Notes in connection with the Tender Offer. Holders must make their own decisions as to whether to tender their Notes and, if so, the principal amount of Notes to tender.

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About SEE
Sealed Air (NYSE: SEE) is in business to protect, solve critical packaging challenges, and make our world better than we find it. Our automated packaging solutions promote a safer, more resilient, and less wasteful global food, fluids and liquids supply chain, enable e-commerce, and protect goods transported worldwide.
Our globally recognized brands include CRYOVAC® brand food packaging, SEALED AIR® brand protective packaging, AUTOBAG® brand automated systems, BUBBLE WRAP® brand packaging, SEE Automation™ solutions and prismiq™ smart packaging and digital printing.

SEE serves customers in 114 countries/territories.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition, results of operations or cash flows. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,” “could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, the expected consummation of the Liqui-Box Acquisition, Liqui-Box’s expected future operating results, expectations regarding the results of restructuring and other programs, expectations regarding the results of business strategies and transformations (including expected cost synergies following the Liqui-Box Acquisition), anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation,

Exhibit 99.1
environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings.
The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: global economic and political conditions, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, consumer preferences, the effects of animal and food-related health issues, the effects of epidemics or pandemics, including the Coronavirus Disease 2019, negative impacts related to the ongoing conflict between Russia and Ukraine and related sanctions, export restrictions and other counteractions thereto, changes in energy costs, environmental matters, the success of our restructuring activities, the success of our merger, acquisition and equity investment strategies, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, changes in our credit ratings, the tax benefit associated with the Settlement agreement (as defined in Note 18 to our condensed consolidated financial statements included in Part I, Item 1 of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022), regulatory actions and legal matters, and the other information referenced in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and as revised and updated by our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, as filed with the Securities and Exchange Commission, and as revised and updated by our Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Company Contacts
Investor Relations
Brian Sullivan
Brian.c.sullivan@sealedair.com
704.503.8841

Media
Christina Griffin
Christina.griffin@sealedair.com
704.430.5742